SEMI-ANNUAL REPORT
PERIOD ENDING APRIL 30,2002


P.I.C
PROVIDENT
INVESTMENT
COUNSEL
EST. 1951
                                                       FAMILY OF GROWTH-ORIENTED
                                                                    MUTUAL FUNDS

                                                       TWENTY FUND I


Contents

                                     2     President's Letter
                                     3     Market in Review
                                     4     Performance Update/ Portfolio Review
                                     6     Outlook & Strategy

The Fund                             8     Schedule of Investments
                                     9     Statement of Assest and Liabilities
                                    10     Statements of Operations
                                    11     Statements of Changes in Net Assets
                                    12     Financial Highlights
The Portfolio
                                    13     Notes to Financial Statements
                                    15     Report of Independent Accountants
                                    16     Trustee and Officer Information
GROWTH STOCK
LEADERS FOR A HALF
CENTRY
www.provnet.com


Welcome

We are pleased to express appreciation for your investment in Provident's Mutual Funds. If you are a new investor to the Provident family of funds, we welcome you. For many years, we have managed portfolios for major institutions, public funds, endowments, foundations and individuals. We are delighted to offer our mutual funds to you so that diversification among investment styles can be accomplished.

Comments on the Markets

The fiscal year ended April 30, 2002 with the Dow Jones Industrial Average down -5.66%, the S&P 500 Index down -12.63% and the NASDAQ down -20.22%. Since our last report in October 2001, the markets have remained volatile and since March 2002, have given back a big chunk of the amazing calendar fourth quarter 2001 recovery. Based on data points over the period, investors were expecting the markets to bottom and then rebound to a more positive trend. Unpredictable economic conditions, dwindling business activity and overall uncertainty continue to hamper the markets.

Focus on Fundamental Research

Based on many years of investing in growth stocks and my experience with changing market conditions, I truly believe in this environment "hands on" fundamental research is critical. There is no substitute for fundamental research in making an informed investment decision. So, while we all feel like we are on a roller coaster right now, Provident's investment teams remain focused. We view this as a stock picker's environment, which provides an opportunity to continue to build portfolios one company at a time.

Going forward, we expect the financial markets may likely remain volatile. However, we are excited about the long-term prospects for all of our Funds and would like to remind investors to remain patient. As we look to the expected economic rebound, we believe history shows growth stocks can serve investors well. Finally, on behalf of our investment professionals, we appreciate the opportunity to serve you and look forward to communicating with you again.


                                             Cordially,


                                             Thomas M. Mitchell
                                             President, PIC Investment Trust

                                             April 30, 2002
April 30, 2002


MARKET IN REVIEW


U.S. Equity

Few periods in the history of the stock market have been as turbulent as those just ended. The U.S. stock market had a very difficult time in 2001. Prior to the terrorist attacks, we expected that the economic recovery would begin to take hold starting in the calendar fourth quarter 2001 and pick up momentum during the first half of 2002. Throughout the year economic news releases dominated investor sentiment.

On balance the news had been negative although there were positive signs that pointed to stabilization in the domestic economy. A better August 2001 reported National Association of Purchasing Managers' (NAPM) number, continued low inflation at the Producers Price Index (PPI) level, and a modest pick-up in durable goods orders. Then on September 11, 2001, the unspeakable terrorist attacks sent markets worldwide into frenzy and pushed the already fragile economy into a recession.

Unusual Circumstances

What we have witnessed has been quite unusual: large and abrupt swings in the stock market, prosperity and peace turning to war and recession, and interest rates at 40-year lows. We have endured some challenging and catastrophic events. The U.S. economy and financial markets were already weakening prior to the September 2001 terrorist attacks. GDP growth slowed, unemployment was escalating, corporate earnings were falling and consumer confidence was weakening. The attacks magnified selling pressure and heightened the uncertainty in the marketplace.

A Welcome Relief

After the third quarter 2001 beating of equities, the October 2001 market rise was a welcome relief. We believe investors began to realize that many growth stocks, and particularly selected technology companies, had been unduly punished. The month of October 2001 ended with across the board advances for most equity asset classes. For the first time in months, growth stocks outpaced value stocks as measured by the Russell 1000 Growth Index up 5.3% compared to the Russell 1000 Value Index down -0.9%.

In November 2001, the strong rally in U.S. equities continued as markets tacked on meaningful gains with growth stocks outpacing value stocks. At year-end 2001, one of the biggest surprises since the events of September 11th had been the resiliency of the U.S. economy and stock market. The fourth quarter of 2001 ended with the S&P 500 Index up 10.7%, the Russell 1000 Growth Index up 15.1% and the Russell 1000 Value Index advancing 7.4%.

Concerns About the Three "Es"

In early 2002, investor concerns about the "3 Es" --Enron, Earnings, and the Economy kept market volatility high. The unfolding Enron scandal will be with us for sometime and undoubtedly there will be wide ranging impacts on accounting and other business practices. Whereas the Enron debacle drove investor psychology in early 2002, concerns since then turned to corporate disclosure and transparency. We believe this will result in better disclosure and communications on the part of America's corporate leaders to their shareholders and employees. The longer-term impact will be that those companies with high-quality revenue and earnings growth, achieved without accounting gimmickry, will be rewarded in the marketplace. We continue to concentrate our research efforts on those companies that we believe will stand up well to accounting scrutiny.

Fear of Fed Policy & Economic Recovery

During the first quarter of 2002, investors started to worry, not about a weak economic recovery, which has been the concern and preoccupation for the last 15 months, but of all things, about fears that the Federal Reserve would shortly turn to a restrictive monetary policy. This has manifested itself in the bond market, where the benchmark 10-year Treasury bond has gone from a 5.03% yield to a 5.40% yield during the quarter. When the quarter ended, most stock market averages ended close to where they began the year.

Throughout the first quarter 2002, the leadership among small, mid and large-cap equities shifted. Going into March 2002, large-cap growth equities were modestly outpacing both mid and small-cap stocks, as investors sought the perceived safety of large companies. However, in March mid-cap stocks had a strong run, and on a year-to-date basis ended March 31st, had modestly outperformed large-cap equities.

In April 2002, investor fear shifted to concerns about the strength of the economic recovery. During April, returns for virtually all asset categories experienced considerable volatility, reflecting increased apprehension. At month end, with the exception of small cap value stocks, all other asset classes experienced negative returns.



PERFORMANCE UPDATE/ FUND REVIEW

PROVIDENT INVESTMENT COUNSEL'S

TWENTY FUND I

12 Months Ending April 30, 2002

|X| In a year marked by distress and tragedy, 2001 proved how hard it is to forecast markets. The year was not kind to the Fund. The Twenty Fund I ended the year down -29.52%. The Fund's laggards centered in the software and telecommunications areas. Software companies such as Mercury Interactive and Veritas, along with telecommunications hardware provider CIENA Corp. hampered the Fund's performance. We sold several of these software names during the last six months as earnings visibility had degraded significantly. Our reduced earnings expectations combined with expensive price-to-earnings multiples skewed the risk/reward tradeoff.

|X| Winners for the year included Lowe's Cos., a home improvement company in the retail space, Taiwan Semiconductor Manufacturing, a technology company in the semiconductor area and in the healthcare area, Quest Diagnostics Inc. The mortgage insurance company, Radian Group also performed well in the difficult market environment.

                                                                    % of Net
Top 10 Equity Holdings:                                               Assets
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.                            8.5%

The world's largest dedicated integrated circuit foundry, offering a comprehensive set of integrated circuit fabrication processes; Mainly engaged in the manufacturing, sale, packaging, testing and computer-aided design of integrated circuits and other semiconductor devices.

--------------------------------------------------------------------------------
Radian Group, Inc.                                                     7.5%
Holding company providing private mortgage insurance and risk management services to U.S. residential mortgage lenders, through its commonwealth mortgage assurance unit.
--------------------------------------------------------------------------------
Viacom, Inc.                                                           7.2%
Operates businesses in the entertainment industry, including feature film and television production, home video retail, publishing, cable, radio and television broadcasting and theme park operations.
--------------------------------------------------------------------------------
Kohl's Corp.                                                           6.2%
Operates 354 family-oriented, specialty department stores in 28 states, mainly in the Midwest.
--------------------------------------------------------------------------------
Home Depot, Inc.                                                       6.1%
Operates 1,103 retail warehouse stores and 26 expo design center stores, offering a variety of building materials, home improvement supplies and lawn and garden products.
--------------------------------------------------------------------------------
Forest Laboratories, Inc.                                              5.8%
Manufactures ethical and non-prescription drugs used primarily for treating pain, cardiovascular, and respiratory illnesses.
--------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.                                             5.7%
Develops immunologically active monoclonal antibodies for therapeutic applications.
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                                    5.5%
Provider of graphic design, publishing and imaging software for web and print production.
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                                5.5%
Engaged in the development, manufacturing and sale of a variety of electronic products for industrial and consumer markets.
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                              4.5%
Leading global investment banking and securities firm. The company provides a full range of investing, advisory and financial services worldwide to corporations, financial institutions, governments and high net worth individuals.
--------------------------------------------------------------------------------

Electronic Technology  19.7%                           19.7%
Health Technology  18.1%                               18.1%
Finance  17.5%                                         17.5%
Retail Trade  12.3%                                    12.3%
Technology Services  9.0%                               9.0%
Consumer Services  7.2%                                 7.2%
Health Services  4.3%                                   4.3%
Industrial Services  3.5%                               3.5%
Producer Manufacturing  3.5%                            3.5%
Consumer Durables  1.0%                                 1.0%


Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

PERFORMANCE UPDATE/FUND REVIEW - (Continued)

[GRAPH]

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I
    Value of $10, 000 Investment vs S&P Index znd Russell 1000 Growth Index

                   Provident
                   Investment
                   Counsel               Russell 1000
                   Twenty Fund I         Growth Index        S&P 500 Index
12/29/99            10,000                10,000             10,000
1/31/00              9,070                 9,544              9,535
4/30/00              9,610                10,217              9,960
7/31/00              9,350                10,002              9,840
10/31/00             8,780                 9,409              9,857
1/31/01              7,340                 8,305              9,448
4/30/01              5,420                 6,923              8,668
7/31/01              4,540                 6,496              8,430
10/31/01             3,680                 5,651              7,402
1/31/02              3,840                 6,073              7,920
4/30/02              3,820                 5,531              7,571


                                             Average Annual Total Returns
                                             Periods Ended April 30, 2002
                                             --------------------------------
                                                                 Since
                                              One Year        Inception^
Provident Investment Counsel Twenty Fund I    (29.52%)         (33.75%)
Russell 1000 Growth Index*                    (20.10%)         (22.39%)
S&P 500 Index+                                (12.64%)         (11.23%)


^    The Fund commenced operations on December 29, 1999.
     Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.
+ The S&P 500 Index is an unmanaged index that includes the reinvestment of dividends but does not include adjustments for brokerage, custodian and advisory fees. This index is generally considered representative of the U.S. large capitalization market.


                     Top 5 Best & Worst Performers 12 Months
                              Ending April 30, 2002

                                                              % Contribution
Investment                                                       to Return
--------------------------------------------------------------------------------
Lowe's Cos.                                                        1.48%
Taiwan Semiconductor Manufacturing Co. Ltd.                        1.32%
Quest Diagnostics Inc.                                             1.28%
Radian Group Inc.                                                  1.11%
Forest Laboratories Inc.                                           0.79%
EMC Corp.                                                         -1.97%
BEA Systems Inc.                                                  -2.87%
Veritas Software Corp                                             -4.37%
CIENA Corp.                                                       -4.40%
Mercury Interactive Corp.                                         -4.86%


OUTLOOK & STRATEGY


U.S. EQUITY
A Reversion to the Mean
Through the first four months of the year 2002, U.S. equity investors have seen a continuation of the difficult market environments recently experienced in 2000 and 2001. As in both these prior years, value stocks outperformed growth stocks. While value investing and growth investing tend to move in and out of favor over time, the current disparity between value and growth is quite large.

Growth vs. Value:
High Historic Disparity
The chart above demonstrates the magnitude of divergence between growth stocks (based on the Russell 1000 Growth Index) and value stocks (based on the Russell 1000 Value Index) over the most recent bear market. It also depicts the enormous challenge growth investors have faced. Although growth investing has been out of favor, we remain confident that maintaining an allocation to growth stocks is prudent.

It is a particularly compelling argument given the degree of underperformance recently by growth stocks. Over the long term, neither growth nor value stocks dominate the U.S. equity markets. Both investment styles tend to exhibit alternating periods of outperformance, which validate the cyclical nature of equity styles.

We believe the reason growth stocks have been under pressure for the past two years can be attributed to several factors. However, we feel that the "chicken-egg" combination of dramatic reductions in corporate spending and tremendous decreases in corporate profits have been the major forces depressing growth equity prices. It's hard to determine which came first, but the repercussions for growth investors have been real and painful. We feel that the key driver of a "growth resurgence" will be the reverse of this scenario. Increased earnings will lead to healthier bottom lines and subsequently to increased capital expenditures.

Regardless of the timing of a recovery in corporate profits, we continue to rely upon our strong fundamental research team to generate new ideas in the Fund. We believe that our "bottom up" approach to investing enables us to seek out the best opportunities for our shareholders.

A Disciplined
Investment Approach
At the end of April, valuations remained above historical averages but are obviously more attractive given the recent sell off during the month. To us, the key issue that is still in question is the future level of end demand. Much of the recent improvement in the 1st quarter economic data was the result of inventory rebuilding. However, we must eventually see improved levels of final demand in the form of capital spending. We sense that confirmation of better end demand will come in "fits and starts" with no clear trend being established until the second half of the year. Until that time, our investment strategy is a conservative one. We are concentrating on each of the companies' growth opportunities assuming overall economic conditions remain as they are today. In this way, we believe we will truncate the valuation risk of purchasing or continuing to hold onto companies whose future earnings growth rates are absolutely dependent on a robust recovery.

Our Investment
Focus
Our current investment focus is on the financial services, health services, and retail and consumer companies benefiting from unit growth, pricing power, and positive demographic trends. We are also emphasizing mid-cap companies with positive earnings revisions. As we gain confirmation of a stronger recovery in profits and capital spending in the second half of 2002, we will re-invest in commercial services and technology companies which we believe will benefit from a stronger corporate spending trend. At this time, we have no exposure in the telecommunications and equipment areas and minimum exposure to large cap pharmaceutical companies, which are struggling with generic competition and poor pipelines.

Adherence to Our
Investment Style
Our investment teams continue to maintain our style of searching out for those leading high quality companies with above average earnings growth rates. During this period of uncertainty, we are committed to diligently adhering to our time-honored philosophy of building portfolios for the express purpose of increasing wealth for our shareholders. We are entering a period that we feel will prove more rewarding for growth-oriented companies and yield positive results for the Fund.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

    Shares                                                                     Value
-------------------------------------------------------------------------------------------
    COMMON STOCKS: 96.1%
    Biotechnology: 8.5%
               11,700  Amgen, Inc.*                                    $           618,696
               23,000  IDEC Pharmaceuticals Corp.*                               1,263,850
                                                                         ------------------
                                                                                 1,882,546
                                                                         ------------------
    Contract Drilling: 3.5%
               17,000  Nabors Industry, Inc.*                                      774,350
                                                                         ------------------
    Department Stores: 6.2%
               18,600  Kohls Corp.*                                              1,370,820
                                                                         ------------------
    Electrical Components: 2.8%
               30,600  Jabil Circuit, Inc.*                                        624,546
                                                                         ------------------
    Electrical Products Equipment: 3.0%
               27,000  Applied Materials, Inc.*                                    656,640
                                                                         ------------------
    Financial Services: 5.4%
                6,400  Freddie Mac                                                 418,240
                8,100  USA Education, Inc. (Sallie Mae)                            776,385
                                                                         ------------------
                                                                                 1,194,625
                                                                         ------------------
    Home Improvement: 6.1%
               29,000  Home Depot, Inc.                                          1,344,730
                                                                         ------------------
    Industrial Conglomerates: 3.5%
                5,700  SPX Corp.*                                                  767,505
                                                                         ------------------
    Internet Software Services: 3.5%
               32,000  Siebel Systems, Inc.*                                       774,080
                                                                         ------------------
    Investment Companies: 4.5%
               12,700  Goldman Sachs Group, Inc.                                 1,000,125
                                                                         ------------------
    Media Conglomerates: 7.2%
               33,700  Viacom, Inc. - Class B*                                   1,587,270
                                                                         ------------------
    Packaged Software: 5.5%
               30,500  Adobe Systems, Inc.                                       1,218,780
                                                                         ------------------
    Pharmaceutical - Major: 3.8%
               23,050  Pfizer, Inc.                                                837,867
                                                                         ------------------
    Pharmaceutical - Other: 5.8%
               16,700  Forest Laboratories, Inc. - Class A*                      1,288,238
                                                                         ------------------

    Shares                                                                     Value
-------------------------------------------------------------------------------------------
    Recreational Products: 1.0%
                3,900  Electronic Arts, Inc.*                          $           230,295
                                                                         ------------------
    Semiconductors: 13.9%
              105,720  Taiwan Semiconductor Manufacturing Co. Ltd. ADR*          1,871,244
               38,990  Texas Instruments, Inc.                                   1,205,961
                                                                         ------------------
                                                                                 3,077,205
                                                                         ------------------
    Services to Health Industry: 4.3%
               10,300  Quest Diagnostics*                                          946,879
                                                                         ------------------

    Specialty Insurance: 7.6%
               32,100  Radian Group, Inc.                                        1,665,990
                                                                         ------------------

    TOTAL COMMON STOCKS
       (cost $20,349,659)                                                       21,242,491
                                                                         ------------------

    Principal
    Amount                                                                     Value
    ---------------------------------------------------------------------------------------
    MONEY MARKET INSTRUMENTS: 4.0%

             $437,823  Temporary Investment Fund, Inc. - Temp Fund                 437,823
              437,823  Temporary Investment Fund, Inc. - Temp Cash                 437,823
                                                                         ------------------
                                                                                   875,646
                                                                         ------------------
    TOTAL MONEY MARKET INVESTMENTS
       (cost $875,646)                                                             875,646
                                                                         ------------------

    TOTAL INVESTMENTS IN SECURITIES
       (cost $21,225,305): 100.1%                                               22,118,137
            Liabilities in excess of Other Assets: (0.1%)                          (15,271)
                                                                         ------------------

    NET ASSETS:        100.0%                                          $        22,102,866
                                                                         ==================



  * Non-income producing security.

    See accompanying Notes to Financial Statements.

                    Provident Investment Counsel Twenty Fund I

ASSETS
Investment in Securities, at cost                                             $ 21,225,305
                                                                         ==================
Investment in Securities, at value                                            $ 22,118,137
Receivables:
    Fund shares sold                                                                27,448
    Dividends and interest                                                           3,959
Prepaid expenses                                                                     4,770
                                                                         ------------------
    Total assets                                                                22,154,314
                                                                         ------------------
LIABILITIES
Payables:
    Fund shares redeemed                                                             1,244
       Due to Advisor                                                                7,962
Accrued expenses                                                                    42,242
                                                                         ------------------
Total liabilities                                                                   51,448
                                                                         ------------------
NET ASSETS                                                                    $ 22,102,866
                                                                         ==================
Number of shares issued and outstanding
     (unlimited number of shares authorized, $ .01 par value)                    5,792,969
                                                                         ------------------
Net asset value, offering and redemption price per share                            $ 3.82
                                                                         ==================
COMPONENTS OF NET ASSETS
Paid-in capital                                                               $ 42,252,408
Accumulated net realized loss on investments                                   (21,042,374)
Net unrealized appreciation on investments                                       892,832
                                                                         ------------------
Net assets                                                                    $ 22,102,866
                                                                         ==================

See accompanying Notes to Financial Statements.


                          Provident Investment Counsel Twenty Fund I


INVESTMENT INCOME
Income
        Dividends (net of foreign taxes witheld of $6,028)            $ 44,718
        Interest                                                        34,413
                                                                  -------------
        Total Income                                                     79,131
                                                                  -------------
Expenses
        Advisory fees                                                  196,511
        Administration fees (Note 3)                                    66,466
        Transfer agent fees                                             62,136
        Legal fees                                                      23,316
        Reports to shareholders                                         22,437
        Audit fees                                                      14,737
        Registration expense                                             8,676
        Trustee fees                                                     7,807
        Shareholder servicing fees                                       7,159
        Custody fees                                                     5,867
        Fund accounting fees                                             5,400
        Miscellaneous                                                    2,623
                                                                  -------------
        Total expenses                                                 423,135
        Less:  fees waived (Note 3)                                   (138,862)
                                                                  -------------
        Net expenses                                                   284,273
                                                                  -------------
        Net investment loss                                          (205,142)
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments                                   (10,130,927)
Net unrealized appreciation on investments                           2,523,003
                                                                  -------------
        Net realized and unrealized loss on investments             (7,607,924)
                                                                  -------------

            Net decrease in net assets resulting from operations  $ (7,813,066)
                                                                  =============

See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I


                                                  Year Ended April 30,
                                           ----------------------------------------
                                               2002                   2001
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss                              $ (205,142)            $ (206,564)
Net realized loss on investments                (10,130,927)            (9,344,136)
Net unrealized apprecation (depreciation)
        on investments                            2,523,003             (4,227,980)
                                           -----------------   --------------------
     Net decrease in net assets resulting
from operations                                  (7,813,066)           (13,778,680)
                                           -----------------   --------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold                         8,859,288             12,874,433
Cost of shares redeemed                          (5,593,190)            (3,755,078)
                                           -----------------   --------------------

Net increase in net assets resulting from
        share transactions                        3,266,098              9,119,355
                                           -----------------   --------------------

     Total decrease in net assets                (4,546,968)            (4,659,325)

NET ASSETS
Beginning of year                                26,649,834             31,309,159
                                           -----------------   --------------------
End of year                                    $ 22,102,866           $ 26,649,834
                                           =================   ====================

CHANGE IN SHARES
Shares sold                                       2,325,328              2,178,506
Shares redeemed                                  (1,447,216)              (521,559)
                                           -----------------   --------------------
Net increase                                        878,112              1,656,947
                                           =================   ====================


See accompanying Notes to Financial Statements.


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

                                          Year Ended April 30,
                                        -----------------------------     Period Ended*
                                          2002             2001           April 30, 2000
----------------------------------------------------------------------------------------------
Net asset value, beginning of period     $5.42            $9.61               $10.00
                                        ------------  ---------------   -------------------

Income from investment operations:
        Net investment loss              (0.03)           (0.04)              (0.02)
        Net realized and unrealized loss
              on investments             (1.57)           (4.15)             (0.37)++
                                        ------------  ---------------   -------------------
Total from investment operations         (1.60)           (4.19)              (0.39)
                                        ------------  ---------------   -------------------

Net asset value, end of period           $3.82            $5.42               $9.61
                                        ============  ===============   ===================

Total return#                           (29.52%)         (43.60%)            (3.90%)^

Ratios/supplemental data:
Net assets, end of period (millions)     $22.1            $26.7               $31.3

Ratio to average net assets
        Expenses**                       1.30%            1.30%               1.31%+
        Net investment loss             (0.94%)          (0.78%)             (0.57%)+

Portfolio turnover rate                   140%             137%                80%


+    Annualized.
^    Not Annualized.
*    Commenced operations on December 29, 1999.
# Total return would have been lower had certain expenses not been waived by the Advisor during the period.
++ The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period, because of the timing of sales and repurchase of the Fund shares in relation to fluctuating market value of the investments of the Fund.

     ** Net of fees waived of 0.64%, 0.58%, 0.60% of average net assets, respectively.


See accompanying Notes to Financial Statements.

                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

NOTES TO FINANCIAL STATEMENTS

1    - ORGANIZATION

Provident Investment Counsel Twenty Fund I (the "Fund") is one of ten series of PIC Investment Trust (the "Trust"). The Trust was organized on December 11, 1991 as a Delaware business trust, with an unlimited number of shares of beneficial interest of $.01 par value, and is registered under the Investment Company Act of 1940 as an open-end management investment company.

On April 1,  2002,  the  shareholders  of the UAM:  PIC  Twenty  Portfolio  (the
"Predecessor Fund"), a series of shares of UAM Funds Trust, entered into a tax-free reorganization pursuant to which they agreed to exchange their Predecessor Fund shares for shares of the newly created Fund series of the Trust. The Predecessor Fund is deemed to be the accounting survivor and, accordingly, the statement of operations and changes in net assets, and the financial highlights include the operations of the Predecessor Fund for periods prior to the reorganization.

The objective of the Fund is to seek long-term growth of capital through investing in approximately 15-30 stocks selected primarily from the stocks contained within the S&P/Barra Growth and Russell 1000 Growth Indices.

2    - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Valuation of Securities. Equity securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on each day that the exchanges are open for trading. Other equity securities and debt securities for which market quotations are readily available are valued at the mean between their bid and asked price, except that debt securities maturing within 60 days are valued on an amortized cost basis. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

     B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. Security Transactions, Dividend Income and Distributions. Security transactions are recorded on the trade date basis. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest is recorded as accrued, and dividend income is recorded on the ex-dividend date. Bond discount and premium are amortized using the interest method.

     D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3    - TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with Provident Investment Counsel, Inc. ("PIC") an indirect, wholly owned subsidiary of Old Mutual PLC, and an administration agreement with U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") pursuant to which agreements certain employees of these entities serve as officers and/or trustees of the Fund. PIC and U.S. Bancorp also provide management services necessary for the operations of the Fund and furnish office facilities.

PIC receives from the Fund an investment advisory fee at the annual rate of 0.90% of its average daily net assets. In addition, PIC has undertaken to limit the expenses of the Fund to 1.30% of its average net assets.

For the year ended April 30, 2002, PIC waived fees of $138,862.

Pursuant to a contract with the Fund effective April 1, 2002, PIC has agreed to reimburse the Fund if the Fund's annual expense exceed 1.30% through March 1, 2011. PIC reserves the right to be reimbursed for any waiver of its fees or expenses paid on behalf of the Fund, if within three subsequent years, the Fund's expenses are less than the limit agreed to by PIC. Any reimbursements to PIC are subject to approval by the Board of Trustees.

At April 30, 2002, the amount available for reimbursement that has been paid and/or waived by the Adviser on behalf of the Fund are $9,398. This amount may be recaptured no later than April 30, 2005.

U.S. Bancorp receives for its services a fee at the annual rate of 0.10% of the average daily net assets subject to an annual minimum of $40,000. Fees paid to U.S. Bancorp for the one month ended April 30, 2002 were $1,882. Prior to April 1, 2002, SEI Investments Mutual Funds Services provided administrative services to the Fund.

Quasar Distributors, LLC. (the "Distributor") acts as the Fund's principal underwriter in continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

On June 18, 2002, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees are entitled to receive $2,500 per quarter and $500 per meeting attended, which is allocated among the Funds. Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a Trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (phantom share account). This account accumulates the deferred fees earned and the value of the account is adjusted at the end of each quarter to reflect the value, which would have been earned if the account had been invested in designated investments. The Fund recognizes as Trustee expense amounts accrued as meetings are attended plus the change in the value of the phantom share account determined on a quarterly basis.

4    - SHAREHOLDER SERVICE PLAN

Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds paid PBHGSSC $8,250 for the first operational class of a portfolio plus $2,780 for each additional class of a portfolio and $33 per account. For the eleven months ended March 31, 2002, the Portfolio paid PBHGSSC $7,159.

Effective April 1, 2002, the Fund pays the Advisor a monthly fee at an annual rate of up to 0.15% of its average daily net assets as compensation for the provision of shareholder services.

5    - INVESTMENT TRANSACTIONS

The aggregate cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, for the year ended April 30, 2002 were $32,626,871 and $28,862,139 respectively.

6    - INCOME TAXES

As of April 30, 2002 the components of accumulated earnings/(deficit) on a tax basis were as follows:

       Cost of investments for tax purposes                       $21,957,395
                                                                  ------------
       Gross tax unrealized appreciation                              966,370
       Gross tax unrealized depreciation                            (805,628)
                                                                  ------------
       Net tax unrealized appreciation on investments                $160,742
                                                                  ============

         Capital Loss carryforward expiring as follow:
                                2009                      ($3,095,671)
                                2010                      (16,860,445)
                                                   --------------------
                                                         ($19,956,116)
                                                   ====================

During the year ended April 30, 2002, as permitted under federal income tax regulations, the Fund elected to defer $354,168 of post-October net capital losses. Such losses will be recognized in the year ending April 30, 2003.

Net  realized  losses  differ for  financial  statement  and tax purposes due to
differing   treatments  for  wash  sale  losses  deferred  and  losses  realized subsequent to October 31 on the sale of securities.


PROVIDENT OF INDEPENDENT ACCOUNTANTS

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of PIC Investment Trust and the Shareholders of Provident Investment Counsel Twenty Fund I

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Provident Investment Counsel Twenty Fund I series of PIC Investment Trust (the "Trust") at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period from December 29, 1999 (commencement of operations) through April 30, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
June 19, 2002


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. The SAI includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-618-7643.


-------------------------- ----------- -------------- ------------------------------------ ----------- ----------------------
Name, Address and Age      Position(s) Term of Office Principal Occupation During Past     # of
                           Held with   and Length of  Five Years                           Portfolios  Other Directorships
                           the Trust   Time Served                                         in Fund     Held by Trustee
                                                                                           Complex
                                                                                           Overseen by
                                                                                           Trustee
-------------------------- ----------- -------------- ------------------------------------ ----------- ----------------------
Jettie M. Edwards (age 55) Trustee     Since 1993     Consulting principal of Syrus             14     Director of the PBHG
76 Seaview Drive                                      Associates (consulting firm);                    Funds, Inc.;
Santa Barbara, CA 93108                               Trustee, PIC Funds.                              Director of PBHG
                                                                                                       Insurance Series
                                                                                                       Fund, Inc.; Trustee
                                                                                                       of EQ Advisors Trust.
-------------------------- ----------- -------------- ------------------------------------ ----------- ----------------------
Richard N. Frank (age 78)
234 E. Colorado Blvd.      Trustee     Since 1993     Chief Executive Officer, Lawry's          14     N/A
                                                      Restaurants, Inc. (restaurant
Pasadena, CA 91101                                    company); formerly, Chairman of
                                                      Lawry's Foods, Inc. (restaurants and
                                                      food seasoning) (1997 - 2002);
                                                      Trustee, PIC Funds.
-------------------------- ----------- -------------- ------------------------------------ ----------- ----------------------
James Clayburn LaForce     Trustee     Since 1993     Dean Emeritus, John E. Anderson           14     Director of The
(age 73)                                              Graduate School of Management,                   BlackRock Funds and
P.O. Box 1585                                         University of California, Los                    Trustee of The
Pauma Valley, CA 95061                                Angeles (1993 - Present); Trustee,               Payden & Rygel
                                                      PIC Funds.                                       Investment Trust and
                                                                                                       Trust of Investment
                                                                                                       Managers (registered
                                                                                                       investment companies;
                                                                                                       Director of the Timken
                                                                                                       Co. (bearings and alloy
                                                                                                       steel manufacturing
                                                                                                       firm) and Jacobs
                                                                                                       Engineering Group
                                                                                                       (engineering firm).
-------------------------- ----------- -------------- ------------------------------------ ----------- ----------------------
Wayne H. Smith             Trustee     Since 1993     Vice President Financial Services         14     Director, Sunlaw
(age 60)                                              Corporation (pressure sensitive                  Energy Company (an
150 N. Orange Grove Blvd.                             material and office products                     independent
Pasadena, CA 91103                                    manufacturer) (June 2001 to                      electrical power
                                                      Present); Vice President and                     company, Vernon,
                                                      Treasurer of Avery Dennison                      California (2/1/2002
                                                      Corporation (pressure sensitive                  to Present).
                                                      material and office products
                                                      manufacturer) (1979 - June 2001);
                                                      Trustee, PIC Funds
-------------------------- ----------- -------------- ------------------------------------ ----------- ----------------------


                   PROVIDENT INVESTMENT COUNSEL TWENTY FUND I

TRUSTEE AND OFFICER INFORMATION - (Continued)

------------------------ ----------- -------------- -------------------------------------- ------------- ----------------
Name, Address and Age    Position(s) Term of Office Principal Occupation During Past Five  # of
                         Held with   and Length of  Years                                  Portfolios in Other
                         the Trust   Time Served                                           Fund Complex  Directorships
                                                                                           Overseen by   Held by Trustee
                                                                                           Trustee
------------------------ ----------- -------------- -------------------------------------- ------------- ----------------
Thomas J. Condon*        Trustee     Since 1993     Managing Director of the Advisor;            14      N/A
 (age 61)                                           Trustee, PIC Funds.
300 North Lake Avenue
Pasadena, CA 91101
------------------------ ----------- -------------- -------------------------------------- ------------- ----------------
Aaron W.L. Eubanks, Sr.* Vice        Since 1999                                                          N/A
(age 40)                 President                  Chief Operating Officer of the Advisor       14
300 North Lake Avenue    and                        since August 1999; formerly, Director
Pasadena CA 91101        Secretary                  of Operations of the Advisor.
------------------------ ----------- -------------- -------------------------------------- ------------- ----------------
Thomas M. Mitchell*      Trustee and Since 2000                                                          N/A
(age 56)                 President                  Managing Director of the Advisor since       14
300 North Lake Avenue                               May 1995;  Executive Vice President of
                                                    the Advisor from May 1983 to May 1999;
Pasadena, CA 91101                                  Trustee, PIC Investment Trust, PIC
                                                    Growth Portfolio, PIC Balanced
                                                    Portfolio, PIC Mid Cap Portfolio, PIC
                                                    Small Cap Portfolio and PIC Twenty
                                                    Fund I (the "PIC Funds").
------------------------ ----------- -------------- -------------------------------------- ------------- ----------------
William T. Warnick*      Vice        Since 1999     Chief Financial Officer of the Advisor       14       N/A
(age 31)                 President                  since August 1999; formerly Controller
300 North Lake Avenue    and                        of the Advisor.
Pasadena, CA 91101       Treasurer

------------------------ ----------- -------------- -------------------------------------- ------------- ----------------

*    Denotes  Trustees who are "interested  persons" of the Trust under the 1940
     Act.

                    PROVIDENT INVESTMENT COUNSEL MUTUAL FUNDS

 TRUSTEES AND OFFICERS

TRUSTEES AND OFFICERS-- PIC INVESTMENT TRUST and PIC PORTFOLIOS
--------------------------------------------------------------------------------
Thomas J. Condon, Trustee Jettie M.
Edwards, Trustee Richard N. Frank,
Trustee James Clayburn LaForce, Trustee
Wayne H. Smith, Trustee
Thomas M. Mitchell, President and Trustee
Aaron W.L. Eubanks, Sr., Vice President and Secretary William
T. Warnick, Vice President and Treasurer

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
Provident Investment Counsel
300 N. Lake  Avenue  Pasadena,
CA 91101 (626) 449-8500

DISTRIBUTOR
--------------------------------------------------------------------------------
Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

LEGAL COUNSEL
--------------------------------------------------------------------------------
Paul, Hastings, Janofsky & Walker, LLP


 WHY PROVIDENT?

ORGANIZATION
------------
      o   A depth of experience and commitment to excellence
      o   Team structure

GROWTH PHILOSOPHY
-----------------
      o   A time-proven approach
      o   Investment style consistency

PROCESS
-------
      o   Creative, disciplined, and consistent

CLIENT FOCUSED
--------------
      o   Proactive and individualized

PERFORMANCE
-----------
      o   A proven long-term record


This annual report is intended for shareholders of PIC Mutual Funds. It may not be used as sales literature unless preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, risks and policies of the fund. If used as sales literature after June 30, 2002, this annual report must be accompanied by performance updates for the most recent calendar quarter.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

                         Dealer Services: (800) 385-4053
                  Shareholder Services: (800) 618-7643 Website:
                                 www.provnet.com